UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2024

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 3, 2024, Spectral AI, Inc. (the “Company”) received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for the previous 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum market value of listed securities of $35,000,000 for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(2) (the “Market Value Rule”). In accordance with the Nasdaq Listing Rules, the Company was afforded 180 calendar days, or until December 2, 2024, to regain compliance with the Market Value Rule, during which time it would be required to maintain the closing market capitalization of the Company’s Common Stock at or above $35,000,000 for a minimum of 10 consecutive business days.

The Company was unable to regain compliance with the Market Value Rule by December 2, 2024. Accordingly, on December 5, 2024, the Company received a letter from Nasdaq notifying it that the Company’s Common Stock would be subject to delisting from the Nasdaq Stock Market unless the Company timely requested a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”).

Based on the foregoing, the Company has requested a hearing before the Panel, at which it will present its plan of compliance and request an extension of time. The Panel has the discretion to grant the Company up to 180 calendar days from December 2, 2024, to regain compliance. This request will automatically stay any delisting or suspension action pending the issuance of a final decision by the Panel and the expiration of any further extension by the Panel.

There can be no assurance that the Panel will ultimately grant an extension of the compliance period. The Company believes it will meet the minimum market capitalization requirement and regain compliance with the Market Value Rule in the very near term. The Company currently has a market capitalization of the Company’s Common Stock above $35,000,000 and believes that it will keep such market capitalization for the required compliance period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2024

SPECTRAL AI, INC.

By:	/s/ J. Michael DiMaio
Name:	Dr. J. Michael DiMaio
Title:	Chairman

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